Exhibit 99.1

LAWRENCE A. DIAMANT (State Bar No. 39582)

JEREMY W. FAITH (State Bar No. 190647

ROBINSON, DIAMANT & WOLKOWITZ

A Professional Corporation
1888 Century Park East, Suite 1500
Los Angeles, California 90067
Telephone: (310) 277-7400
Telecopier: (310) 277-7584

Attorneys for Reorganized Debtor

UNITED STATES BANKRUPTCY COURT
CENTRAL DISTRICT OF CALIFORNIA
LOS ANGELES DIVISION

Case No. LA 03-36445 BR

In re	Chapter 11

PREMIER CONCEPTS, INC., a Colorado corporation, d/b/a	MOTION FOR ORDER CONFIRMING SECOND AMENDED PLAN
IMPOSTORS, IMPOSTORS COPY JEWELS, ELEGANT PRETENDERS,
PREMIER JEWELRY and JOLI-JOLI,
Date: March 7, 2006
Reorganized Debtor.	Time: 10:00 a.m.

Tax I.D. No. 84-1186026	Place: Courtroom 1668 Roybal Federal Building
255 East Temple Street Los Angeles, CA 90012

TO THE HONORABLE BARRY R. RUSSELL, UNITED STATES BANKRUPTCY JUDGE;

THE OFFICE OF THE UNITED STATES TRUSTEE; ALL CREDITORS, SHAREHOLDERS

AND INTERESTED PARTIES:

USN Corporation, f/k/a Premier Concepts, Inc. hereby moves

the Court for entry of an order approving the modification of its previously confirmed plan of reorganization whereby a potential ambiguity concerning authorized stock in the Reorganized Debtor may be corrected.

This Motion is made on the grounds set forth in the attached points and authorities,

including that the modification of the Plan is necessary to allow normal and usual corporate functions,

including acquisitions and management and employee incentives. It is respectfully submitted that the previously confirmed First Amended Chapter 11 Plan As Modified meets all requirements for confirmation as so modified and the Reorganized Debtor has otherwise complied with and satisfied the requirements of the Bankruptcy Code and rules with respect to confirmation of the Reorganized

Debtor’s First Amended Chapter 11 Plan As Modified, a copy of which is attached hereto as Exhibit

“1”, and its Second Amended Plan, a copy of which is attached hereto as Exhibit “2”.

In support of this Motion, USN relies upon the attached Memorandum of Points and

Authorities, the declaration of Mark of J. Miller and the exhibits attached hereto, the record in this case, and such other evidence and arguments as may be presented to the Court prior to or at the time of the hearing on this Motion.

WHEREFORE, USN respectfully requests that the Court enter an order approving and confirming its Second Amended Chapter 11 Plan so as to eliminate any possible concern as to potential ambiguities in the Plan.

DATED: February 8, 2006	Respectfully submitted,

ROBINSON, DIAMANT & WOLKOWITZ A Professional Corporation

	By:	/s/ LAWRENCE A. DIAMANT

LAWRENCE A. DIAMANT

Attorneys for USN CORPORATION, formerly known as PREMIER CONCEPTS, INC., Reorganized Debtor

MEMORANDUM OF POINTS AND AUTHORITIES

I.

STATEMENT OF FACTS

On November 30, 2004, this Court confirmed the First Amended Chapter 11

Reorganization Plan As Modified (hereafter the “First Amended Plan”) filed by Premier Concepts,

Inc., now known as USN Corporation, as provided in the First Amended Plan. Pursuant to Section

III.D.6. of the First Amended Plan (the “Plan”):

The Board of Directors of the Reorganized Debtor shall be authorized without further corporate action to take any and all action necessary or appropriate to effectuate any amendments to the Reorganized Debtor’s Articles of Incorporation, Bylaws and other organizational documents consistent with the Plan, and the President of the Reorganized Debtor shall be authorized to execute, verify, acknowledge, file and publish any and all instruments or documents that may be required to accomplish same.

The Plan further provides that:

Without limitation, the Reorganized Debtor’s Articles of Incorporation and Bylaws shall be amended and deemed amended to cancel the current equity securities of the Debtor; to change the name of the Reorganized Debtor; to authorize the issuance of 7,500,000 shares of Reorganized Debtor’s common stock as of the Effective Date; and to prohibit the issuance of nonvoting equity securities to the extent required by Section 1123(a)(6) of the Code.

Prior to plan confirmation, the Debtor’s charter authorized the issuance of

850,000,000 shares of common stock and 20,000,000 shares of preferred stock. USN understood the

First Amended Plan to mean that 7,500,000 shares of common stock were to be issued to individuals identified in the First Amended Plan and shareholders and that it was authorized to reserve for issuance such additional shares as it might deem appropriate so that, for example, the company could with its stock acquire other companies or incentivize already employed employees or prospective employees who might be potential additions to the Debtor’s management or staff. In addition, the

Debtor intended that the proposed additional shares would be available to convert pre-confirmation debt of up to an additional $2,000,000 to equity as provided and authorized in Section III.D.1. of the

First Amended Plan (p. 25).

In reliance on the authorizations provided in the First Amended Plan as it understood them, USN Corporation filed an amendment to its Articles of Incorporation with the Secretary of

State of Colorado whereby a reduced number of 195,000,000 shares of common stock were authorized and 5,050,000 shares of preferred stock were authorized.

After Plan confirmation, USN has in fact issued approximately 13,789,000 shares of common stock which were used for, among other things, the acquisition of Altron Limited, for the sale of certain assets to and the assumption of certain liabilities by LGS Holdings, Inc., the conversion of debt to equity as provided in the Plan and for a management severance package.

USN has filed a Second Amended Plan, a true and correct redlined copy of which is attached hereto as Exhibit “2.” The sole modification in the Second Amended Plan (other than its identification) is to clarify the provision in Section III.D.6. of the First Amended Plan (p. 29).

Section III.D.6. of the Second Amended Plan provides:

Retroactive to the date of entry of the Order Confirming Debtor’s First Amended Chapter 11 Plan As Modified (November 30, 2004),
the Board of Directors of the Reorganized Debtor shall be authorized without further corporate action to take any and all actions necessary or appropriate, including amendments to the Reorganized Debtor’s Articles of Incorporation whereby the issuance of up to 195,000,000 shares of common stock and 5,050,000 shares of preferred stock by the company shall be authorized.

The provisions for treatment of claims and interests under the Second Amended Plan are unchanged from the provisions of the First Amended Plan.

The Reorganized Debtor requests that the Bankruptcy Court enter an order approving the modification of the previously confirmed First Amended Plan and confirming the Second

Amended Plan containing the modification stated in Section III.D.6. thereof.

II.

ARGUMENT

A. The Reorganized Debtor’s Second Amended Chapter 11 Plan Should Be Confirmed

11 U.S.C. § 1127 provides in relevant part that:

(b) The proponent of a plan or the reorganized debtor may modify such plan at any time after confirmation of such plan and before substantial consummation of such plan, but may not modify such plan so that such plan as modified fails to meet the requirements of §§ 1122 and 1123 of this title. Such plan as modified under this subsection becomes the plan only if circumstances warrant such modification and the court, after notice and a hearing, confirms such plan as modified, under § 1129 of this title.

(c) The proponent of a modification shall comply with § 1125 of this title with respect to the plan as modified.

(d) Any holder of a claim or interest that has accepted or rejected a plan is deemed to have accepted or rejected, as the case may be, such plan as modified, unless, within the time fixed by the court, such holder changes such holder’s previous acceptance or rejection.

The Reorganized Debtor has complied with the requirements of § 1127 and met the requirements for confirmation of the Reorganized Debtor’s Second Amended Plan.

The Reorganized Debtor is the proponent of the First Amended Plan and the Second

Amended Plan. The First Amended Plan has been confirmed but has not been consummated. This

Court previously found that the First Amended Plan complied with the requirements of Sections

1122 and 1123 of the Bankruptcy Code. The only modification of the First Amended Plan is to provide clarification as to the number of shares authorized by the Reorganized Debtor’s Articles of

Incorporation. This modification does not impact the requirements for confirmation.

The Reorganized Debtor will have complied with the requirements of 11 U.S.C.

§ 1125 by virtue of the service of notice of this Motion containing a description of the modification of the First Amended Plan and information concerning clarification of the potential ambiguity described herein (the “Notice”).

The Reorganized Debtor is not soliciting votes on the Second Amended Plan.

However, as discussed below, creditors and interest holders who voted on the Plan have the opportunity to change their votes. The information contained in the notice is adequate to enable creditors and interest holders to determine whether they should change their votes. A copy of the

Notice is attached hereto as Exhibit “3”.

The Reorganized Debtor believes that its interest holders will support this Motion and the Reorganized Debtor intends to supply this court with supportive declarations from the holders of an overwhelming majority of all of the 7,500,000 issued and outstanding shares of stock of the

Reorganized Debtor pursuant to the First Amended Plan as of the Plan effective date.

The Reorganized Debtor in its Notice has provided that any holder of a claim or interest previously voting to accept or reject the Plan must act to change his or her vote, at least fourteen (14) days before the hearing on the Motion and in the absence of any election to change votes, the creditors and interest holders previously voting to accept the Plan may be deemed to have accepted the Second Amended Plan. USN requests that the Notice and the time limits therein be approved. This Court previously found such Plan acceptances sufficient for confirmation of the First

Amended Plan.

III.

CONCLUSION

The Reorganized Debtor has satisfied all requirements for confirmation of the Second

Amended Plan, and has satisfied the requirements of Section 1127 of the Bankruptcy Code in connection with the Second Amended Plan. Accordingly, the Reorganized Debtor respectfully requests that the Court enter an order confirming the Second Amended Plan, the sufficiency of the

Notice and the time limits therein contained, and such other relief as the Court deems appropriate in the circumstances.

DATED: February 8, 2006 Respectfully submitted,

ROBINSON, DIAMANT & WOLKOWITZ A Professional Corporation

By:	/s/ LAWRENCE A. DIAMANT

LAWRENCE A. DIAMANT
Attorneys for USN CORPORATION, formerly known as PREMIER CONCEPTS, INC.,
Reorganized Debtor